Exhibit 10.98

FIRST AMENDMENT

TO THE

STATE AUTO FINANCIAL CORPORATION

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

Background Information

A.

State Auto Financial Corporation (the “Company”) previously adopted and maintains the State Auto Financial Corporation Supplemental Executive Retirement Plan (the “Plan”) for the benefit of key executive employees.

B.	The Company desires to amend the Plan to change the sponsor of the Plan to State Auto Property & Casualty Insurance Company.

C.	Section 7.4 of the Plan permits the Company to amend the Plan at any time.

Amendment of the Plan

The Plan is hereby amended effective December 1, 2010 as follows:

1.	Section 2.7 of the Plan is hereby amended in its entirety to read as follows:

“Company” means State Auto Property & Casualty Insurance Company and its related entities, parent, subsidiaries and affiliates, including State Automobile Mutual Insurance Company, or any successor thereto.

2.	All other provisions of the Plan shall remain in full force and effect.

STATE AUTO FINANCIAL CORPORATION

BY:	/s/ J A Yano

ITS:	Vice President, Secretary and General Counsel

DATE:	11/9/10